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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Ho-il Kim and John P. McGann, and each of them, our true and lawful attorneys with full power to (i) sign for us and in our names in the capacities indicated below Annual Reports on Form 10-K pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 of Cabot Corporation for the fiscal year ended September 30, 2000, and any and all amendments, thereto, thereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Reports and to any and all amendments to said Reports; and (ii) to file such Reports and amendments with the Securities and Exchange Commission and with applicable stock exchanges on behalf of Cabot Corporation.

     WITNESS our hands and common seal on the date set forth below.

SIGNATURE                           TITLE                        DATE
---------                           -----                        ----
/s/ Kennett F. Burnes               Director and President       November 10, 2000
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Kennett F. Burnes

/s/ John G.L. Cabot                 Director                     November 10, 2000
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John G.L. Cabot

/s/ John S. Clarkeson               Director                     November 10, 2000
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John S. Clarkeson

/s/ Arthur L. Goldstein             Director                     November 10, 2000
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Arthur L. Goldstein

/s/ Robert P. Henderson             Director                     November 10, 2000
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Robert P. Henderson

/s/ Gautam S. Kaji                  Director                     November 10, 2000
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Gautam S. Kaji

/s/ Roderick C.G. MacLeod           Director                     November 10, 2000
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Roderick C.G. MacLeod

/s/ John H. McArthur                Director                     November 10, 2000
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John H. McArthur

/s/ John F. O'Brien                 Director                     November 10, 2000
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John F. O'Brien

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
SIGNATURE                           TITLE                        DATE
---------                           -----                        ----
/s/ David V. Ragone                Director                     November 10, 2000
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David V. Ragone

/s/ Lydia W. Thomas                Director                     November 10, 2000
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Lydia W. Thomas

/s/ Mark S. Wrighton               Director                     November 10, 2000
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Mark S. Wrighton